Offerings - Offering: 1	Nov. 25, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Senior Unsecured Notes
Amount Registered | shares	2,316,000
Maximum Aggregate Offering Price	$ 2,316,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 319.84
Offering Note	The prospectus supplement to which this exhibit is attached is a final prospectus for the related offering. The maximum amount of that offering is $2,316,000.